Fair Value	12 Months Ended
Dec. 31, 2025
Fair Value [Abstract]
Fair Value
4.	Fair Value

The Company’s financial assets and liabilities that are measured at fair value on a recurring basis. The carrying amounts of cash and cash equivalents and restricted cash approximate their fair value.

The Company’s notes receivable from affiliate (see Note 16) and line of credit are carried at cost with fair value disclosed, if required. The fair value of the amounts outstanding under the line of credit with a floating interest rate approximates the carrying value primarily due to the variable nature of the interest rate of the instruments, which is considered a Level 2 fair value measurement. The fair value of the amounts outstanding under notes receivable from affiliate and line of credit with a fixed interest rate is estimated based on the discounted amount of the contractual future cash flows using an appropriate discount rate. This is considered a Level 3 fair value measurement.

The following is a summary of the carrying amounts and estimated fair values of these financial instruments as of December 31, 2025 and 2024 (in thousands):

	As of December 31, 2025		As of December 31, 2024
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Notes receivable from affiliate (Level 3)	$15,000	$15,000	$15,000	$15,000
Line of credit (Level 2)	$4,143	$4,143	$4,614	$4,614
Line of credit (Level 3)	$2,133	$2,073	$2,455	$2,370